SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                      20549






                                    FORM 8-K




                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 30, 1995

                        ANGELES INCOME PROPERTIES, LTD. V
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                     0-15547               95-4049903
   (State or other jurisdiction of   (Commission          (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                               Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina  29602
                     (Address of Principal Executive Office)


        Registrant's telephone number, including area code (864) 239-1000









Item 2.   Acquisition or Disposition of Assets

   On November 30, 1995, the Partnership lost University Center Phases I, II and IV, located at University Avenue, Fridley, Minnesota, 55432. Phases I and II were lost via a deed in lieu of foreclosure effective November 17, 1995 and Phase IV was lost through foreclosure effective December 2, 1995. The properties were lost to Angeles Mortgage Investment Trust ("AMIT").

   MAE GP Corporation ("MAE GP"), an affiliate of the General Partner, owns 1,675,113 Class B Shares of AMIT. MAE GP has the option to convert these Class B Shares, in whole or in part, into Class A Shares on the basis of 1 Class A Share for every 49 Class B Shares. These Class B Shares entitle MAE GP to receive 1% of the distributions of net cash distributed by AMIT. These Class B

Shares also entitle MAE GP to vote on the same basis as Class A Shares which allows MAE GP to vote approximately 37% of the total shares (unless and until converted to Class A Shares at which time the percentage of the vote controlled represented by the shares held by MAE GP would approximate 1% of the vote). Between the date of acquisition of these shares (November 24, 1992) and March 31, 1995, MAE GP had declined to vote these shares. Since that date, MAE GP voted its shares at the 1995 annual meeting in connection with the election of trustees and other matters. MAE GP has not exerted, and continues to decline to exert, any management control over or participate in the management of AMIT.

   As part of the settlement, MAE GP granted to AMIT an option to acquire the Class B Shares. This option can be exercised at the end of 10 years or when all loans made by AMIT to partnerships affiliated with MAE GP as of November 9, 1994, (which is the date of execution of a definitive Settlement Agreement), have been paid in full, but in no event prior to November 9, 1997. AMIT delivered to MAE GP cash in the sum of $250,000 at closing, which occurred April 14, 1995, as payment for the option. Upon exercise of the option, AMIT would remit to MAE GP an additional $94,000.

   Simultaneously with the execution of the option, MAE GP executed an irrevocable proxy in favor of AMIT the result of which is MAE GP will be able to vote the Class B Shares on all matters except those involving transactions between AMIT and MAE GP affiliated borrowers or the election of any MAE GP affiliate as an officer or trustee of AMIT. On these matters, MAE GP granted to the AMIT trustees, in their capacity as trustees of AMIT, proxies with regard to the Class B Shares instructing such trustees to vote said Class B Shares in accordance with the vote of the majority of the Class A Shares voting to be determined without consideration of the votes of "Excess Class A Shares" as defined in Section 6.13 of the Declaration of Trust of AMIT.

Item 7.  Financial Statements and Exhibits

(b)      Pro forma financial information

   As discussed in "Item 2. Acquisition or Disposition of Assets", University Center Phases I, II and IV were lost to AMIT. The following unaudited condensed balance sheet of the Partnership assumes the property had been disposed of at September 30, 1995.

                                               Pro Forma Balance Sheet
                                                      (Unaudited)

                                  September 30,                       September 30,
                                       1995        Pro Forma              1995
                                   As Reported    Adjustments           Pro Forma

 Cash                             $    442,994    $  (143,193)  (1)     $  299,801
 Other assets                          546,388       (175,943)  (1)        370,445
 Land                                1,351,522       (343,111)  (1)      1,008,411
 Buildings and related
    personal property                7,729,025     (1,384,227)  (1)      6,344,798

    Total assets                  $ 10,069,929    $(2,046,474)         $ 8,023,455


 Accounts payable and
    accrued liabilities           $  7,305,167    $(1,153,093)  (1)    $ 6,152,074
 Notes payable                      12,936,763     (1,800,000)  (1)     11,136,763

    Total liabilities               20,241,930     (2,953,093)          17,288,837

 Partners' deficit                 (10,172,001)       906,619   (1)     (9,265,382)

    Total liabilities and
     Partners' deficit            $ 10,069,929    $(2,046,474)         $ 8,023,455


(1) Represents pro forma adjustments to reflect the removal of assets and liabilities related to the loss of University Center Phases I, II and IV.


   The following pro forma statements of income (loss) assume that University Center Phases I, II and IV were lost as of September 30, 1995 and December 31, 1994, respectively. The following pro forma statements of income (loss) do not reflect the gain for financial statement purposes incurred as a result of the loss.

                                           Pro Forma Statements of Income
                                                     (Unaudited)
                                              For the nine months ended
                                                  September 30, 1995

                                    As Reported    Adjustments           Pro Forma
 Total revenue                     $ 1,729,299     $ (447,712) (2)     $ 1,281,587
 Operating expenses                    510,409        (76,505) (2)         433,904
 General and administrative            223,130             --  (2)         223,130
 Property management fees              114,611        (44,451) (2)          70,160
 Maintenance                           189,318        (84,131) (2)         105,187
 Depreciation                          288,008        (86,400) (2)         201,608
 Amortization                           20,108        (18,181) (2)           1,927
 Interest                            1,646,012       (342,197) (2)       1,303,815
 Property taxes                        333,156       (180,153) (2)         153,003
 Bad debt expense                       54,365        (54,365) (2)              --
 Tenant reimbursements                (277,167)       171,536  (2)        (105,631)
   Total expenses                    3,101,950       (714,847)           2,387,103

 Loss before equity in
   income of joint venture
   and extraordinary item           (1,372,651)       267,135           (1,105,516)
   Equity in income of joint
     venture                         1,122,799             --            1,122,799
   (Loss) income before
     extraordinary item               (249,852)       267,135               17,283
   Extraordinary item -
     forgiveness of debt               496,881             --              496,881

      Net income                   $   247,029     $  267,135          $   514,164

 Per limited partnership unit:
   (Loss) income before
      extraordinary item           $     (5.49)    $     5.87          $       .38
   Extraordinary item                    10.93             --                10.93

      Net income                   $      5.44     $     5.87          $     11.31

 Weighted average number of
   units                                45,021         45,021               45,021

(2) Represents pro forma adjustments to remove revenues and expenses related to University Center Phases I, II and IV as a result of the loss of these properties.


                                         Pro Forma Statements of Loss
                                                 (Unaudited)
                                         For the twelve months ended
                                              December 31, 1994

                                As Reported    Adjustments          Pro Forma
 Total Revenue                  $2,267,508    $  (497,857)  (2)   $ 1,769,651
 Operating expenses                826,166       (178,191)  (2)       647,975
 General and administrative        469,669             --             469,669
 Property management fees          115,089        (28,965)  (2)        86,124
 Maintenance                       195,145        (57,529)  (2)       137,616
 Depreciation                      393,442       (123,157)  (2)       270,285
 Amortization                       23,567        (18,513)  (2)         5,054
 Interest                        2,738,206       (339,870)  (2)     2,398,336
 Property taxes                    427,818       (233,495)  (2)       194,323
 Bad debt expense                   89,609        (91,317)  (2)        (1,708)
 Tenant reimbursements            (422,358)       277,656   (2)      (144,702)
   Total expenses                4,856,353       (793,381)          4,062,972

 Loss before equity in
   of joint venture and loss
   loss on disposal of
   property                     (2,588,845)       295,524          (2,293,321)
   Equity in loss of
      joint venture                (57,898)            --             (57,898)
   Loss on disposal of
      property                     (21,670)            --             (21,670)

      Net loss                 $(2,668,413)   $   295,524         $(2,372,889)

 Net loss per limited
   partnership unit:           $   ( 58.68)   $     (6.50)        $    (52.18)
 Weighted average number of
   units                            45,021         45,021              45,021

(2) Represents pro forma adjustments to remove revenues and expenses related to University Center Phases I, II and IV as a result of the loss. Certain reclassifications have been made to the 1994 balances to conform to the 1995 presentation.

                                  EXHIBIT INDEX


10.22 Agreement for Deed in Lieu of Foreclosure dated October 31, 1995, the Partnership, Angeles Realty Corporation II and Angeles Mortgage Investment Trust.

10.23 Bill of Sale and Assignment dated October 31, 1995, by the Partnership in favor of Angeles Mortgage Investment Trust.

10.24 Assignment of Leases dated October 31, 1995, by the Partnership in favor of Angeles Mortgage Investment Trust.

10.25 Limited Warranty Deed dated October 31, 1995, by the Partnership to Angeles Mortgage Investment Trust.


                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ANGELES PARTNERS XIV

                              By:   Angeles Realty Corporation II
                                    General Partner


                              By:   /s/ Carroll D. Vinson
                                    Carroll D. Vinson
                                    President


                              By:   /s/ Robert D. Long, Jr.
                                    Robert D. Long, Jr.
                                    Controller, Principal Accounting
                                    Officer


                              Date: December 15, 1995